                            ASSET PURCHASE AGREEMENT

                                  MARCH 1, 2001



     The parties to this agreement are Dispatch Management Services Corp., a Delaware corporation and Dispatch Management Services of New York Corp., a New York corporation (each a "Seller" and collectively, the "Sellers"), and EarlyBird Delivery Systems, LLC, a Delaware limited liability company ("Buyer").

     Sellers operate an on-demand, point-to-point delivery and fulfillment service (the "New York City Business") located at 65 West 36th Street, New York, New York (the "Site"). Sellers desire to sell to Buyer certain assets used in the operation of the New York City Business, and Buyer desires to purchase those assets, on the terms and conditions contained in this agreement.

     Accordingly, it is agreed as follows:

     1.   SALE AND PURCHASE OF ASSETS; ASSUMPTION OF LIABILITIES.

          1.1 SALE OF ASSETS. At the Closing referred to in section 3.1, Sellers shall sell and assign to Buyer, and Buyer shall purchase and acquire, the following assets relating to the New York City Business (the "Assets"):

               (a) the list and database of the clients (the "Clients") of the New York City Business and related marketing and other information;

               (b) all of Sellers' rights under all agreements with Clients and the other agreements listed on Schedule 1.1(b);

               (c) all of Sellers' furniture, fixtures, equipment and supplies located at the Site, including, without limitation, all computers, servers, telecom systems, radios, base station equipment, antennas, printers, fax equipment, scanning equipment, carts, beepers, messenger uniforms, messenger bags, janitorial supplies, paper supplies and office supplies (other than letterhead), with the exception of any leased equipment subject to an agreement listed on Schedule 1.1(c);

               (d)  the trade name "Early Bird Courier Service";

               (e) the exclusive right to use the service mark "CitySprint" in the New York City metropolitan area for a period of six months after the Closing, pursuant to a license agreement in the form of Exhibit 1.1(e);

               (f) the right to use the Sellers' existing 800-Deliver phone number available to the New York City Business (at Buyer's expense) for a period of six months after the Closing and the right to all other 800 phone numbers and local phone numbers in New York City;
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               (g)  all accounts receivable (the "Receivables") of the New York
City Business as of the Closing Date and all proceeds thereof (Sellers to provide to Buyer a listing of the Receivables as of the Closing Date on March 6,
2001);

               (h)  (1) the computer software owned by Sellers listed on
Schedule 1.1(h)(1), and (2) copies of (and the right to use) the computer software listed on Schedule 1.1(h)(2) that Sellers do not own (any related license or lease payments to third parties to be paid by Buyer);

               (i)  the vehicles listed on Schedule 1.1(i);

               (j)  the prepaid expenses and security deposits listed on
Schedule 1.1(j);

               (k) Sellers' books and records used exclusively in the New York City Business and copies of Sellers' books and records which otherwise relate to the New York City Business, except personnel and payroll records; and

               (l)  Sellers' tickets for the Knicks.

          No other assets of Sellers or of the New York City Business, including Sellers' State of New York and federal operating authority (other than the Assets) shall be transferred to Buyer.

          1.2  ASSUMPTION OF LIABILITIES.

               (a) At the Closing, Buyer shall assume, and shall agree to pay, perform and discharge and shall agree to indemnify and hold Sellers harmless from (1) all of the liabilities and obligations of Sellers relating to the period after the Closing Date under the agreements assigned to Buyer pursuant to section 1.1(b); and (2) the accounts payable of the New York City Business set forth on Schedule 1.2(a) in an aggregate amount not to exceed $100,000.

               (b) Except as provided in section 1.2(a), Buyer shall not assume, and shall not have any obligation to pay, perform or discharge, any other liabilities or obligations of Sellers whatsoever, and Sellers shall pay and perform any such liabilities or obligations and indemnify Buyer for any loss, liability, damage or expense, that Buyer may suffer, sustain or become liable for as a result of any such liabilities or obligations of Sellers.

     2. PURCHASE PRICE. As full consideration for the Assets, (1) Buyer shall pay to Sellers, by wire transfer of immediately available funds at the Closing to such account or accounts as Sellers may direct, an amount equal to $2,059,000, less (A) the outstanding principal amount of the promissory note ($274,000) issued by Dispatch Management Services Corp. to Michael Fiorito (the "Promissory Note"), which shall be cancelled, (B) an outstanding amount equal to $175,000 due to Michael Fiorito from Dispatch Management Services Corp. in settlement of all amounts due and payable under that certain Agreement and General Release dated April 14, 2000, between Michael Fiorito and Dispatch Management Services Corp., which shall be forgiven (the "Cash Purchase Price"),
(2) Buyer shall deliver to Sellers a secured

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

promissory note in an aggregate principal amount equal to $815,000 in the form of Exhibit 2 (the "Secured Promissory Note") and (3) Buyer shall assume the liabilities, obligations and accounts payable provided in section 1.2(a).

     3.   CLOSING

          3.1 DATE OF CLOSING. The closing (the "Closing") under this agreement shall take place at the offices of Proskauer Rose LLP, 1585 Broadway, New York, New York, on a date designated by Sellers upon at least five days prior notice to Buyer, not more than 10 days after the last of the conditions specified in sections 7.1 and 7.2 has been fulfilled (or waived). The date on which the Closing is held is referred to in this agreement as the "Closing Date". At the Closing, the parties shall execute and deliver the documents referred to in section 8.

          3.2 OUTSIDE DATE FOR CLOSING. If the Closing has not occurred by March 15, 2001, either Sellers or Buyer may terminate this agreement by notice to the other; upon such termination, neither of the parties shall have any liability of any kind arising out of this agreement other than for any liability resulting from its breach of this agreement prior to termination.

     4.   REPRESENTATIONS AND WARRANTIES BY SELLERS.

          Sellers jointly and severally represent and warrant to Buyer as follows:

          4.1 SELLERS' ORGANIZATION AND AUTHORITY. Each Seller is a corporation duly organized and validly existing under the law of its jurisdiction of incorporation and has the full power and authority to enter into and to perform this agreement.

          4.2 AUTHORIZATION OF AGREEMENT. The execution, delivery and performance of this agreement by each Seller has been duly authorized by all necessary corporate action of each Seller and this agreement constitutes a valid and binding obligation of each Seller enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          4.3 CONSENTS OF THIRD PARTIES. Subject to receipt of the consents and approvals referred to in Schedule 4.3, the execution, delivery and performance of this agreement by each Seller will not (i) conflict with the certificate of incorporation or by-laws of Sellers and will not conflict with, or result in a breach or termination of, or constitute a default under, any lease, agreement, commitment or other instrument, or any order, judgment or decree, to which Seller is a party or by which it is bound, except for any conflicts, breaches, terminations or defaults that would not have a material adverse effect on the business, financial condition or results of operations of the New York City Business ("Material Adverse Effect"); (ii) constitute a violation by either Seller of any law applicable to it, which violation would have a Material Adverse Effect; or (iii) result in the creation of any lien, claim, security interest or encumbrance ("Liens") upon any of the Assets. Subject to Schedule 4.3, no consent, approval or authorization


                                       3
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of, or designation, declaration or filing with, any governmental authority or other person is required on the part of either Seller in connection with the execution, delivery and performance of this agreement.

          4.4 TITLE TO ASSETS. Except as set forth on Schedule 4.4 and property leased pursuant to leases and agreements as set forth on Schedule 4.8, Sellers have valid title to all of the Assets (tangible and intangible), free and clear of any Lien (except for the lien, if any, of current taxes not yet due and payable). The Seller has the right, power and authority to sell, transfer and assign to Buyer all its right, title and interest in, to and under each Asset. Except as set forth on Schedule 6.4, immediately after the sale, transfer and assignment of the Assets at the Closing, the Buyer will have valid title to each of the Assets, free and clear of all Liens (except for the lien, if any, of current taxes not yet due and payable).

          4.5  ACCOUNTS RECEIVABLE; ETC. Except as set forth on Schedule 4.5,
(a) Sellers have no knowledge of any pending or threatened claim, offset or dispute with respect to the Receivables, other than claims, offsets or disputes in the ordinary course of business in amounts that in the aggregate would not be material to the New York City Business, and (b) Sellers have no actual knowledge of any intention of any Client to cancel any Client agreement.

          4.6 ABSENCE OF CERTAIN CHANGES. Since January 1, 2000, Sellers have operated the New York City Business in the usual and ordinary course and substantially consistent with past practice, and, except as set forth on
Schedule 4.6:

               (a) there has been no material adverse change in the business, financial condition or results of operations of the New York City Business;

               (b) Sellers have not, with respect to the New York City Business, entered into any transaction or incurred any liability or obligation that is material to the operations of the New York City Business except in the ordinary course of business substantially consistent with past practice;

               (c) Sellers have not sold or transferred any of the assets of the New York City Business other than in the ordinary course of business substantially consistent with past practice;

               (d) Sellers have not incurred any indebtedness with respect to the New York City Business other than indebtedness to trade creditors incurred in the ordinary course of business substantially consistent with past practice; and

               (e) Sellers have not granted or agreed to grant any increase in any rate or rates of salaries or compensation or other benefits or bonuses payable to employees of the New York City Business, and have not granted or agreed to effect any changes in their management personnel, policies or employee benefits.


                                       4
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          4.7  LITIGATION; COMPLIANCE WITH LAWS.

               (a) Except as set forth on Schedule 4.7, there is no claim, dispute, litigation, proceeding or governmental investigation pending or, to the best knowledge of each Seller, threatened, or any order, injunction or decree outstanding, against Sellers relating to the New York City Business, the transactions contemplated by this agreement, the Assets or the Receivables, which if adversely determined might (i) have a Material Adverse Effect, or (ii) prevent the consummation of the transactions contemplated by this agreement.

               (b) Sellers are not in violation of any law, regulation or ordinance or any other requirement of any governmental body or court with respect to the operations of the New York City Business, which violation would have a Material Adverse Effect, and no notice has been received by Sellers alleging any such violation.

          4.8 LIST OF AGREEMENTS, ETC. Schedules 4.8 and 4.9 together contain, with respect to the New York City Business and the Assets, a complete list of:
(a) all notes and agreements relating to any indebtedness that is secured by any of the Assets; (b) all leases of real property and all leases or other rental agreements of equipment under which Seller is either lessor or lessee; (c) all service or maintenance agreements relating to any of the Assets; (d) all collective bargaining agreements; and (e) all employment, consulting and commission agreements. True and complete copies of all written leases, commitments and other agreements referred to on Schedules 4.8 and 4.9 have been delivered, or will be delivered, to Buyer, promptly after the Closing.

          4.9 AGREEMENTS REGARDING EMPLOYEES. Schedule 4.9 sets forth all employee benefit plans, and all bonus, incentive, deferred compensation, supplemental retirement, severance and other similar fringe or employee benefit plans, programs or arrangements, and any employment or compensation agreements, written or otherwise maintained or contributed to by Sellers for the benefit of, relating to, or with any employee of the New York City Business. Except as to any agreement set forth on Schedule 1.1(b), Buyer is not assuming any liability or obligation with respect to any agreement (written or oral) including those agreements set forth on Schedule 4.8 or 4.9, and the maintenance or termination of any such agreements (other than those set forth on Schedule 1.1(b)) after the Closing shall be the sole responsibility of Sellers.

          4.10 STATUS OF AGREEMENTS. All leases, commitments and other agreements to be assumed by Buyer were entered into in the ordinary course of the business of the New York City Business. Each of the agreements, commitments and leases referred to in Schedule 1.1(b) is presently in full force and effect in accordance with its terms and, except as set forth on Schedule 4.10, Sellers are not in default, and, to the best of each Seller's knowledge, no other party is in default under any agreement referred to in section 1.1(b), 4.8 or 4.9, which default would have a Material Adverse Effect.

          4.11 FULL DISCLOSURE. Except as set forth on Schedule 4.11, the Sellers do not have any actual knowledge of any facts pertaining to the Seller or the Assets, which might

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have a Material Adverse Effect that have not been disclosed in this agreement or otherwise disclosed to the Buyer by the Sellers in writing. Material Adverse Effect.

          4.12 ACCOUNTS RECEIVABLE. The interim schedule of Sellers' accounts receivable set forth on Schedule 4.12, was derived from the Sellers' books and records.

     5. REPRESENTATIONS AND WARRANTIES BY BUYER. Buyer represents and warrants to Sellers as follows:

          5.1 AUTHORIZATION OF AGREEMENT. This agreement constitutes a valid and binding obligation of Buyer enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          5.2 CONSENTS OF THIRD PARTIES. The execution, delivery and performance of this agreement by Buyer will not (a) conflict with the certificate of formation or limited liability agreement of Buyer, (b) conflict with or result in the breach or termination of, or constitute a default under, any lease, agreement, commitment or other instrument, or any order, judgment or decree, to which Buyer is a party or by which Buyer is bound or (c) constitute a violation by Buyer of any law applicable to it. No consent, approval or authorization of, or designation, declaration or filing with, any governmental authority is required on the part of Buyer in connection with the execution, delivery and performance of this agreement.

          5.3 LITIGATION. There is no claim, litigation, proceeding or governmental investigation pending or, to Buyer's actual knowledge, threatened, or any order, injunction or decree outstanding, against Buyer or any of its affiliates that would prevent the consummation of the transactions contemplated by this agreement.

     6.   FURTHER AGREEMENTS OF THE PARTIES.

          6.1 OPERATION OF THE BUSINESS. From the date of this agreement through the Closing Date:

               (a) Sellers shall operate the New York City Business in the usual and ordinary course and substantially consistent with past practices and in conformity with all material laws, ordinances, regulations, rules or orders relating to the operations of such business;

               (b) Sellers shall use reasonable efforts, substantially consistent with its past practices, (i) to preserve the goodwill and business of the customers, suppliers and others having business relations with it, and (ii) to retain the services of its employees; and

               (c) Sellers shall not, except in the ordinary course and substantially consistent with past practice or with Buyer's prior written approval, (i) enter into any transaction or incur any Lien, liability or obligation that is material to the operations of the


                                       6
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New York City Business or (ii) sell or transfer any of the Assets, other than assets that have worn out or have been replaced with other assets of equal or greater value.

          6.2 EXPENSES. Each party shall bear its own expenses incurred in connection with the negotiation and preparation of this agreement and in connection with all obligations required to be performed by it under this agreement.

          6.3 ACCESS TO INFORMATION; CONFIDENTIALITY. Prior to the Closing, Buyer and its representatives may make such investigation of the property, assets and business of the New York City Business as they may desire, and Sellers shall give to Buyer and to its counsel, accountants and other representatives, upon reasonable notice, reasonable access during normal business hours throughout the period prior to the Closing to all of the assets, books, commitments, agreements, records and files of the New York City Business and Sellers shall furnish to Buyer during that period all documents and copies of documents and information concerning the businesses and affairs of the New York City Business as Buyer reasonably may request. Buyer shall hold, and shall cause its representatives to hold, all such information and documents and all other information and documents delivered pursuant to this agreement confidential and, if the purchase and sale contemplated by this agreement is not consummated for any reason, shall return to Sellers all such information and documents and any copies as soon as practicable, shall not use any such information for its own purposes or otherwise, and shall not disclose any such information (that has not previously been disclosed by a party other than Buyer) to any third party unless required to do so pursuant to a request or order under applicable laws and regulations or pursuant to a subpoena or other legal process. Buyer's obligations under this section shall survive the termination of this agreement.

          6.4 CONSENTS. Sellers shall use reasonable efforts to obtain at the earliest practicable date the consent of Sellers' lenders (the "Banks") to the sale of the Assets and the release by the Banks of their Liens on the Assets and the release of the Liens on the Assets listed on Schedule 6.4. Sellers shall indemnify and hold harmless Buyer against any actual out-of-pocket loss, liability, damage or expense whatsoever (including reasonable fees and expenses of counsel and investigation), that Buyer may suffer, sustain or become subject to as a result of Sellers' failure to obtain the release of the Liens listed on
Schedule 6.4.

          6.5 SALES TAXES. Buyer shall pay any applicable state or local sales and use taxes payable in connection with the sale of the Assets.

          6.6 OTHER ACTION. Each of the parties to this agreement shall use its best efforts to cause the fulfillment at the earliest practicable date of all of the conditions to the obligations of the parties to consummate the sale and purchase under this agreement. Without limiting the generality of the foregoing, Buyer shall use its commercially reasonable efforts to obtain the binding commitments for financing referred to in section 7.1(f) at the earliest practicable date.

          6.7 CERTAIN NOTIFICATIONS. At all times prior to the Closing, each party shall as promptly as reasonably practicable notify the other in writing of the occurrence of any

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event as to which it or he obtains knowledge that is reasonably likely to result in the failure of a condition specified in section 7.

          6.8 ALLOCATION. The parties shall allocate the purchase price for the Assets for tax and other purposes as set forth on Schedule 6.8, and the parties shall report the transactions contemplated by this agreement in a manner consistent with that Schedule.

          6.9 LEASE. After the Closing, Sellers shall use their commercially reasonable efforts to cause the lease for the 2nd, 3rd and 4th floors of the premises located at 65 West 36th Street, New York, New York to be assigned to Buyer, promptly after the Closing.

          6.10 TITLE TO VEHICLES. After the Closing, Sellers shall use their efforts to obtain duplicate titles for the vehicles listed on Schedule 1.1(i) and shall cause such duplicate titles to be delivered to Buyer, promptly after the Closing.

          6.11 NON-COMPETITION AND NON-SOLICITATION.

               (a) As an inducement to Buyer to enter into this agreement and to consummate the transactions contemplated hereby, Sellers agree that for a period of two years after the Closing Date (the "Restricted Period"), Sellers shall not, directly or indirectly, (i) engage in any business that is competitive with the New York City Business for their own account, (ii) render any services which constitute engaging in any business which is competitive with the New York City Business in any capacity to any person or entity, or (iii) own any equity interest in any person which is engaged in any business which is competitive with the New York City Business; provided, however, that Sellers may
(A) own, directly or indirectly, solely as a passive investment, securities of any person or entity which are traded on any national securities exchange or Nasdaq, if Sellers are not a controlling person of, or member of a group which controls, such person, and does not, directly or indirectly, own five percent or more of any class of securities of such person and (B) continue to conduct the business of P.T. Express or Atlantic Freight in the manner, and in the geographic area, conducted prior to the date of this agreement.

               (b) During the Restricted Period, Sellers shall not, directly or indirectly, solicit or encourage any current employee or officer of Buyer to leave the employment of Buyer, or hire any current or former employee or officer of Buyer, including any former employees of Sellers that are hired by Buyer after the Closing Date.

               (c) If any provision contained in section 6.11 shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of such section, but such section shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. It is the intention of the parties that if any of the restrictions or covenants contained in this section 6.11 is held to cover a geographic area or to be for a length of time which is not permitted by applicable law, or in any way construed to be too broad or to any extent invalid, such provision shall not be construed to be null, void and of no effect, but to the extent such provision would be invalid or unenforceable under applicable law, a court of competent jurisdiction shall construe and interpret or reform such section to provide for a covenant having the maximum

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

enforceable geographic area, time period and other provisions (not greater than those contained herein) as shall be valid and enforceable under such applicable law. Sellers acknowledge that Buyer would be irreparably harmed by any breach of section 6.11 and that there would be no adequate remedy at law or in damages to compensate Buyer for any such breach. Sellers agree that Buyer shall be entitled to injunctive relief requiring specific performance by Sellers of this section, and consents to the entry thereof, without bond.

          6.12 EMPLOYEE LEASING AGREEMENT. For a period until the earlier of (i) 30 days after the Closing Date or (ii) the date Buyer delivers to Sellers notice of the termination of Sellers' obligations under this section 6.12, Sellers shall maintain in full force and effect the employee leasing arrangement between Courier Management Corp., a subsidiary of Dispatch Management Services Corp. and Total Benefits Management for the benefit of, and at, Buyer's sole cost and expense. Buyer shall indemnify and hold harmless Sellers against any actual out-of-pocket loss, liability, damage or expense whatsoever (including reasonable fees and expenses of counsel and investigation), that Sellers may suffer, sustain or become subject to as a result of maintaining the employee leasing arrangement in full force and effect for the benefit of Buyer.

          6.13 PLACARDS/SIGNS AND OPERATING AUTHORITY. Buyer shall use its best efforts to cause all owner/operators that have placards, signs or other marks, which contain Sellers' State of New York Department of Transportation license number or federal Interstate Commerce Commission license number on their vehicles, to remove such placards, signs or other marks. Buyer shall promptly destroy or return to Sellers all licenses, signs, placards, stickers and documents relating to Sellers' operating authority from the State of New York Department of Transportation and the federal Interstate Commerce Commission.

          6.14 FURTHER ASSURANCES. At any time and from time to time after the Closing, each of the parties shall, without further consideration, execute and deliver to the other such additional instruments and shall take such other action as the other may request to carry out the intent of the parties and the transactions contemplated by this agreement. For a period of three years after the Closing, each party shall grant the other reasonable access during normal business hours upon reasonable prior notice to the books and records of that party for the purpose of complying with any applicable law or governmental rule or request relating to the period during which the other party owned the New York City Business or as otherwise reasonably required. In addition, Buyer shall cooperate with Sellers in the preparation of the financial statements for Dispatch Management Services Corp. for the month of February 2001, at Sellers' sole expense.

     7.   CONDITIONS PRECEDENT TO CLOSING.

          7.1 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER. Buyer's obligation to consummate the purchase under this agreement is subject to the fulfillment, at or prior to the Closing, of each of the following conditions (any of which may be waived in writing by Buyer):

               (a) all representations and warranties of Sellers under this agreement (after reading out any materiality qualifications) shall be true at and as of the time of the Closing with the same effect as though those representations and warranties had been made again at and as of that time, with such exceptions as do not in the aggregate have a Material Adverse Effect;

               (b) Sellers shall have performed and complied in all material respects with all obligations, covenants and conditions required by this agreement to be performed or complied with by Sellers prior to or at the Closing;

               (c) Sellers shall have duly received, without any condition materially adverse to Buyer, the consent from the Banks (who shall have released their Liens on the Assets);

               (d) there shall not be in effect an injunction or restraining order issued by a court of competent jurisdiction in an action or proceeding against the consummation of the transactions contemplated by this agreement;

               (e) there shall have been no material adverse change in the business, financial condition or results of operations of the New York City Business between the date of this agreement and the Closing Date;

               (f) Buyer shall have secured binding commitments from its lenders for the funds required to consummate the transactions contemplated by this agreement; and

               (g) Buyer shall have been furnished with a certificate of an officer of each Seller, dated the Closing Date, in form and substance satisfactory to Buyer, certifying to the fulfillment of the conditions set forth in sections 7.1(a), (b), (c), (d) and (e).

          7.2 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLERS. Sellers' obligation to consummate the sale under this agreement is subject to the fulfillment, at or prior to the Closing, of each of the following conditions (any of which may be waived in writing by Sellers):

               (a) all representations and warranties of Buyer under this agreement shall be true at and as of the time of the Closing with the same effect as though those representations and warranties had been made at and as of that time, with such exceptions as do not in the aggregate have a material adverse effect on the ability of Buyer to consummate the transaction contemplated by this agreement;

               (b) Buyer shall have performed and complied in all material respects with all obligations, covenants and conditions required by this agreement to be performed or complied with by it prior to or at the Closing;

               (c) Sellers shall have duly received, without any condition adverse to Sellers, the consent from the Banks (who shall have released their Liens on the Assets);

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

               (d) there shall not be in effect an injunction or restraining order issued by a court of competent jurisdiction in an action or proceeding against the consummation of the transactions contemplated by this agreement; and

               (e) Sellers shall have been furnished with a certificate of an officer of Buyer, dated the Closing Date, in form and substance satisfactory to Sellers, certifying to the fulfillment of the conditions set forth in sections 7.2(a) and (b).

     8.   TRANSACTIONS AT THE CLOSING.

          8.1 DOCUMENTS TO BE DELIVERED BY SELLER. At the Closing, Sellers shall deliver to Buyer the following:

               (a) the bill of sale in the form of Exhibit 8.1(a) and such assignments, assumption agreements or other instruments of transfer, assignment and assumption, all in form reasonably acceptable to Buyer and its counsel, as shall be effective to vest in Buyer title to the Assets in accordance with section 4.4;

               (b)  the certificate referred to in section 7.1(g);

               (c)  a release from the Banks of their Liens on the Assets;

               (d)  copies of all consents and approvals obtained by Sellers;
and

               (e)  a General Release in the form of Exhibit 8.1(e).

          8.2 DOCUMENTS TO BE DELIVERED BY BUYER. At the Closing, Buyer shall deliver to Sellers the following:

               (a)  wire transfer funds in the amount of the Cash Purchase
Price;

               (b) the Promissory Note, marked cancelled (or a lost note affidavit and indemnity from Michael Fiorito in form reasonably acceptable to Sellers);

               (c)  the certificate referred to in section 7.2(e);

               (d)  a General Release in the form of Exhibit 8.2(d);

               (e) an acknowledgement from Michael Fiorito of the settlement of all amounts due and payable under that certain Agreement and General Release dated April 14, 2000, between Michael Fiorito and Dispatch Management Services Corp;

               (f)  the Secured Promissory Note;

               (g) the security agreement made by Buyer in favor of Dispatch Management Services Corp. in the form of Exhibit 8.2(g) (the "Security Agreement");

               (h) the subordination agreement in the form of Exhibit 8.2(h), pursuant to which Buyer's lenders will agree to subordinate Buyer's indebtedness to them to the payment and performance of all obligations under the Secured Promissory Note;

               (i) the letter of direction regarding the payments due under the Secured Promissory Note in the form of Exhibit 8.2(i); and

               (j) the financing statements in the form reasonably requested by Sellers.

     9.   INDEMNIFICATION.

          9.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties of Sellers and Buyer contained in this agreement shall survive the Closing Date, but neither party shall be liable to the other for misrepresentation or breach of warranty, covenant or agreement except to the extent that notice of a claim is asserted in writing and delivered prior to six months after the Closing Date; provided however that representations and warranties set forth in section 4.7(a) shall survive until the third anniversary of the Closing Date. Any notice of a claim for misrepresentation or breach of warranty, covenant or agreement shall state specifically the representation or warranty with respect to which the claim is made, the facts giving rise to an alleged basis for the claim, and the amount of liability asserted against the other party by reason of the claim. The consummation by Sellers or Buyer of the purchase and sale contemplated by this agreement with actual knowledge of a misrepresentation or breach of warranty, covenant or agreement by the other party shall be considered a waiver of any claim with respect to that misrepresentation or breach of warranty.

          9.2  INDEMNIFICATION.

               (a) Subject to sections 9.1 and 9.3, Sellers shall indemnify and hold harmless Buyer against any and all loss, liability, damage or expense whatsoever (including reasonable fees and expenses of counsel and investigation), that Buyer may suffer, sustain or become subject to as a result of (i) any misrepresentation or any breach by Sellers of any warranty, covenant or other agreement contained in this agreement, or (ii) the failure by Sellers to pay, perform or discharge when due any of Sellers' obligations, liabilities, agreements or commitments not assumed by Buyer pursuant to this agreement, including, without limitation, ERISA obligations or liabilities resulting from the termination of the employment of any employees of the New York City Business, or (iii) the failure to comply with any applicable bulk sales laws.

               (b) Subject to sections 9.1 and 9.3, Buyer shall indemnify and hold harmless Sellers against any and all loss, liability, damage or expense whatsoever (including reasonable fees and expenses of counsel) that Sellers may suffer, sustain or become subject to as a result of (i) any misrepresentation or any breach by Buyer of any warranty, covenant or other agreement contained in this agreement, or (ii) Buyer's failure to pay, perform and discharge when due any of the liabilities or obligations assumed by Buyer pursuant to section 1.2.

               (c) If any claim is made against Buyer or Sellers (the "Indemnitee") that, if sustained, would give rise to a liability of the other (the "Indemnitor") under this agreement, the Indemnitee promptly shall cause notice of the claim to be delivered to the Indemnitor and shall afford the Indemnitor and its counsel, who shall be reasonably acceptable to the Indemnitee, at the Indemnitor's expense, the opportunity to defend or settle the claim; provided, however, that failure to give such notice shall not relieve the Indemnitor of its obligations hereunder except to the extent it shall have been prejudiced by such failure. If the claim is settled without the Indemnitor's consent, the Indemnitor shall not have any liability to the Indemnitee with respect to the claim. The Indemnitee shall cooperate with the Indemnitor in the defense of the claim and may, at its own expense, participate in the defense, but complete control of the defense shall remain with the Indemnitor. If the Indemnitor fails or refuses to defend the claim, then the Indemnitee may do so with Indemnitee's counsel, at the Indemnitor's sole expense (and the Indemnitor shall timely remit payment to the Indemnitee of all reasonable fees and expenses, including fees and expenses of counsel incurred by the Indemnitee and shall promptly pay any judgment or award rendered against the Indemnitee and indemnify the Indemnitee against same). The Indemnitor shall not settle any claim that requires any consideration other than the payment of money, without consent of the Indemnitee, which shall not be unreasonably withheld. The Indemnitor shall not settle any claim that requires any performance or admission by the Indemnitee without the consent of the Indemnitee, which consent may be withheld in the sole and absolute discretion of the Indemnitee.

               (d) Each of Buyer and Sellers shall take all commercially reasonable action to mitigate any damages it may incur for which the other would be responsible pursuant to this section 9.2.

          9.3 LIMITATION OF LIABILITY. Notwithstanding anything to the contrary in this agreement, neither Sellers nor Buyer shall be liable to the other for misrepresentation or breach of warranty, covenant or agreement except to the extent that the aggregate amount of loss, liability, damage and expense incurred as a result of all such misrepresentations and breaches of warranty, covenant or agreement exceeds $25,000 and then only for the amount by which such aggregate amount of loss, liability, damage and expense exceeds $25,000. In calculating the damage to Buyer for misrepresentation or breach of warranty, covenant or agreement (a) Sellers shall receive credit for any reduction in tax liability and any increase in assets of Buyer as a result of the facts giving rise to the claim against Sellers, and (b) no amount shall be included except for Buyer's actual out of pocket costs and expenses.

          9.4  EXCLUSIVE REMEDY.

               (a) Except as provided in section 6.11, Buyer's rights against Sellers for indemnification as provided in this section 9 shall be Buyer's exclusive remedy against Sellers for any misrepresentation or breach of warranty, covenant or agreement pursuant to this agreement.

               (b) Except as provided in section 6.12, Sellers' rights against Buyer for indemnification as provided in this section 9 shall be Sellers' exclusive remedy against

Buyer for any misrepresentation or breach of warranty, covenant or agreement pursuant to this agreement.

     10.  TERMINATION.

          10.1 TERMINATION. This agreement may be terminated:

               (a)  by written agreement of Buyer and Sellers;

               (b) by Buyer or Sellers, by notice to the other, if at any time prior to the Closing Date any event shall have occurred or any state of facts shall exist that renders any of the conditions to Closing or its obligations as provided in this agreement incapable of fulfillment;

               (c) by either Buyer or Sellers, if a final and nonappealable order shall have been issued prohibiting the Closing hereunder by or from any governmental agency or any third party; or

               (d)  by either Buyer or Sellers, as provided in section 3.2.


          10.2 LIABILITY. The termination of this agreement under section 10.1(b), (c) or (d) shall not relieve any party of any liability for breach of this agreement prior to the date of termination.

     11.  MISCELLANEOUS.

          11.1 NOTICES. Any notice or other communication under this agreement shall be in writing and shall be considered given when delivered personally or by facsimile, receipt confirmed, one day after being sent by a reputable overnight courier, or four days after being mailed by registered mail, return receipt requested, to the parties at the addresses set forth below (or at such other address as a party may specify by notice to the other):


               to   Buyer, to it at:

                    Earlybird Delivery Systems, LLC
                    65 West 36th Street
                    New York, New York 10018
                    Fax:

                    with a copy to:


                    Edward C. Kesselman, Esq.
                    36 West 44th Street - Suite 1111
                    New York, New York 10036
                    Fax:  212/944-0487
                    if to Sellers, to them at:

                    c/o Dispatch Management Services Corp.
                    1981 Marcus Avenue, Suite C131
                    Lake Success, New York 11042
                    Attention: Doug Roth
                    Fax: 516/326-1895

                                    with a copy to:

                                    Proskauer Rose LLP
                                    1585 Broadway
                                    New York, New York 10036
                                    Attention:  Lawrence H. Budish, Esq.
                                    Fax:  212/969-2900

          11.2 BROKERS. Each of Buyer and Sellers represents and warrants to the other that it has not retained or dealt with any broker or finder in connection with the transactions contemplated by this agreement.

          11.3 WAIVER. Any failure of either of the parties to comply with any provision hereof may be waived by the party entitled to the benefit thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such provision shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

          11.4 AMENDMENT. This agreement may not be amended except by an instrument in writing signed by Buyer and Sellers.

          11.5 ENTIRE AGREEMENT. This agreement, including the Schedules and Exhibits, contains a complete statement of all the arrangements among the parties with respect to its subject matter, supersedes any previous agreement between them relating to that subject matter, and cannot be changed or terminated orally. Except as specifically set forth in this agreement, there are no representations or warranties by any party in connection with the transactions contemplated by this agreement.

          11.6 HEADINGS. The section headings of this agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this agreement.

          11.7 GOVERNING LAW. This agreement shall be governed by and construed in accordance with the law of the State of New York applicable to agreements made and to be performed in New York.

          11.8 AFFILIATE. As used herein, "Affiliate" of Buyer or Sellers shall mean any corporation or other business entity controlling, controlled by or under common control with, Buyer or Seller, as the case may be, and for this purpose "control" of any entity shall mean the direct or indirect beneficial ownership of fifty percent (50%) or more of the voting interest in such entity, or such other relationship as, in fact, constitutes actual control hereof.

          11.9 SEPARABILITY. If any provision of this agreement is invalid or unenforceable, the balance of this agreement shall remain in effect.

         11.10 ASSIGNMENT. Neither party may assign any of its rights or delegate any of its duties under this agreement without the consent of the other.

         11.11 PUBLICITY. Except as required by applicable law, no party shall issue any press release or other public statement regarding, or otherwise disclose the terms of, the transactions contemplated by this agreement without approval of the other.

          11.12 JURISDICTION. The courts of the State of New York in New York County and the United States District Court for the Southern District of New York sitting in the State and County of New York shall have exclusive jurisdiction over the parties with respect to any dispute or controversy between them arising under or in connection with this agreement and, by execution and delivery of this agreement, each of the parties to this agreement submits to the jurisdiction of those courts, including, but not limited to, the IN PERSONAM jurisdiction of those courts, waives any objection to such jurisdiction on the grounds of venue or FORUM NON CONVENIENS, the absence of IN PERSONAM jurisdiction and any similar grounds, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this agreement. These consents to jurisdiction shall not be deemed to confer rights on any person other than the parties to this agreement. Each party waives its right to demand a jury trial.

         11.13 COUNTERPARTS. This agreement may be executed in any number of counterparts, which together shall constitute one and the same instrument.

                              DISPATCH MANAGEMENT SERVICES CORP.


                              By:__________________________________
                                   Doug Roth
                                   Chief Financial Officer and Secretary


                              DISPATCH SERVICES MANAGEMENT OF NEW YORK CORP.


                              By:__________________________________
                                   Doug Roth
                                   Chief Financial Officer and Secretary


                              EARLYBIRD DELIVERY SYSTEMS, LLC


                              By:__________________________________
                                   Michael Fiorito
                                   President

                                TABLE OF CONTENTS


                                                                                                           PAGE NO.
                                                                                                           --------


1.       Sale and Purchase of Assets; Assumption of Liabilities...................................................1
         1.1      Sale of Assets..................................................................................1
         1.2      Assumption of Liabilities.......................................................................2
2.       Purchase Price...........................................................................................2
3.       Closing..................................................................................................3
         3.1      Date of Closing.................................................................................3
         3.2      Outside Date for Closing........................................................................3
4.       Representations and Warranties by Sellers................................................................3
         4.1      Sellers' Organization and Authority.............................................................3
         4.2      Authorization of Agreement......................................................................3
         4.3      Consents of Third Parties.......................................................................3
         4.4      Title to Assets.................................................................................4
         4.5      Accounts Receivable; etc........................................................................4
         4.6      Absence of Certain Changes......................................................................4
         4.7      Litigation; Compliance with Laws................................................................5
         4.8      List of Agreements, etc.........................................................................5
         4.9      Agreements Regarding Employees..................................................................5
         4.10     Status of Agreements............................................................................5
         4.11     Full Disclosure.................................................................................5
         4.12     Accounts Receivable.............................................................................5
5.       Representations and Warranties by Buyer..................................................................6
         5.1      Authorization of Agreement......................................................................6
         5.2      Consents of Third Parties.......................................................................6
         5.3      Litigation......................................................................................6
6.       Further Agreements of the Parties........................................................................6
         6.1      Operation of the Business.......................................................................6
         6.2      Expenses........................................................................................7
         6.3      Access to Information; Confidentiality..........................................................7
         6.4      Consents........................................................................................7
         6.5      Sales Taxes.....................................................................................7
         6.6      Other Action....................................................................................7
         6.7      Certain Notifications...........................................................................7
         6.8      Allocation......................................................................................8
         6.9      Lease...........................................................................................8
         6.10     Title to Vehicles...............................................................................8
         6.11     Non-Competition and Non-Solicitation............................................................8
         6.12     Employee Leasing Agreement......................................................................9
         6.13    Placards/Signs and Operating Authority.......................................................... 9
         6.14     FurtherAssurances...............................................................................9
7.       Conditions Precedent to Closing..........................................................................9


                                                                                                           PAGE NO.
                                                                                                           --------

         7.1      Conditions Precedent to the Obligations of Buyer................................................9
         7.2      Conditions Precedent to the Obligations of Sellers.............................................10
8.       Transactions at the Closing.............................................................................11
         8.1      Documents to be Delivered by Seller............................................................11
         8.2      Documents to be Delivered by Buyer.............................................................11
9.       Indemnification.........................................................................................12
         9.1      Survival of Representations and Warranties.....................................................12
         9.2      Indemnification................................................................................12
         9.3      Limitation of Liability........................................................................13
         9.4      Exclusive Remedy...............................................................................13
10.      Termination.............................................................................................14
         10.1     Termination....................................................................................14
         10.2     Liability......................................................................................14
11.      Miscellaneous...........................................................................................14
         11.1     Notices........................................................................................14
         11.2     Brokers........................................................................................15
         11.3     Waiver.........................................................................................15
         11.4     Amendment......................................................................................15
         11.5     Entire Agreement...............................................................................15
         11.6     Headings.......................................................................................15
         11.7     Governing Law..................................................................................15
         11.8     Affiliate......................................................................................15
         11.9     Separability...................................................................................16
         11.10    Assignment.....................................................................................16
         11.11    Publicity......................................................................................16
         11.12    Jurisdiction...................................................................................16
         11.13    Counterparts...................................................................................16

                             SCHEDULES AND EXHIBITS

Schedule 1.1(b)   .........                                            List of Assigned Contracts
Schedule 1.1(c)   .........                                            Equipment Leases not being
                  .........                                               Assigned
Schedule 1.1(h)(1).........                                            Owned Computer Software
Schedule 1.1(h)(2).........                                            Licensed Computer Software
Schedule 1.1(i)   .........                                            List of Vehicles
Schedule 1.1(j)   .........                                            List of Prepaid Expenses and
                  .........                                            Security Deposits
Schedule 1.2(a)   .........                                            Accounts Payable
Schedule 4.3      .........                                            Consents and Approvals
Schedule 4.4      .........                                            Encumbrance on Title
Schedule 4.5      .........                                            Receivable Disputes
Schedule 4.6      .........                                            Certain Changes
Schedule 4.7      .........                                            Litigation
Schedule 4.8      .........                                            List of Agreements
Schedule 4.9      .........                                            Benefit Plans
Schedule 4.10     .........                                            Defaulted Agreements
Schedule 4.11     .........                                            Material Adverse Effects
Schedule 4.12     .........                                            Accounts Receivable
Schedule 6.4      .........                                            Consents
Schedule 6.8      .........                                            Tax Allocations



Exhibit 1.1(e)    .........                                            License Agreement
Exhibit 2         .........                                            Secured Promissory Note
Exhibit 8.1(a)    .........                                            Bill of Sale
Exhibit 8.1(e)    .........                                            Sellers' General Release
Exhibit 8.2(d)    .........                                            Buyer's General Release
Exhibit 8.2(g)    .........                                            Security Agreement
Exhibit 8.2(h)    .........                                            Subordination Agreement
Exhibit 8.2(i)    .........                                            Letter of Direction


                                      iii